SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2023
SUBSEQUENT EVENTS
Subsequent Events

19. SUBSEQUENT EVENTS

Acquisition by Engine Gaming and Media Inc.

On April 11, 2023, the Company announced that it completed its previously announced plan of arrangement (the "Arrangement") with Engine Gaming and Media, Inc. (“Engine”) resulting in the Engine acquiring all of the issued and outstanding securities of the Company. As a result of the completion of the Arrangement, the Company’s common shares have been halted from trading on the Canadian Securities Exchange and will be subsequently delisted. The combined entity is now known as GameSquare Holdings, Inc. (“GameSquare Holdings”) with shares traded on the Nasdaq Capital Market and TSX Venture Exchange under the ticker symbol GAME.

Prior to the closing of the Arrangement, Engine closed a public offering of 7,673,000 subscription receipts (the "Subscription Receipts") at an issue price of US$1.25 per Subscription Receipt, including the partial exercise of an over-allotment option, for aggregate gross proceeds of $9,591,250. As a result of the closing of the Arrangement, the Subscription Receipts were consolidated on the same ratio as the Consolidation (as discussed below) and automatically exchanged on a one-to-one basis for common shares of the GameSquare Holdings without any further action on the part of the holder and without payment of additional consideration. GameSquare Holdings enacted a reverse stock split to consolidate (the “Consolidation”) the outstanding common shares on the basis of one new common share for every four existing common shares. As a result, GameSquare Holdings has approximately 12.9 million shares outstanding following completion of the Consolidation, the Arrangement and the conversion of the Subscription Receipts.

The board of directors of GameSquare Holdings includes Justin Kenna, Tom Walker, Travis Goff, Jerami Gorman, Tom Rogers (Executive Chairman), Lou Schwartz, and Stu Porter. These directors shall hold office until the first annual meeting of the shareholders of GameSquare Holdings following the closing, or until their successors are duly appointed or elected. The management team of GameSquare Holdings includes Justin Kenna as Chief Executive Officer, Lou Schwartz as President, Mike Munoz as Chief Financial Officer, Sean Horvath  Chief Revenue Officer, Paolo DiPasquale as Chief Strategy Officer, Tyler "Ninja" Blevins as Chief Innovation Officer, John Wilk as General Counsel, and Matt Ehrens as Chief Technology Officer.

Other Subsequent Events

On April 3, 2023, 150,000 Proportionate Voting Shares were converted to 15,000,000 common shares of the Company.

On April 3, 2023, 199,000 common shares of the Company were issued for consideration on the acquisition of Reciprocity.

On April 10, 2023, 1,250,000 common shares of the Company were issued for consideration on the acquisition of Reciprocity.

On April 11, 2023, on the close of the public offering noted above, the Company repaid the balance of the Facility of $825,810 and associated accrued legal fees of $80,133. See Note 9.